UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: May 28, 2019
(Date of earliest event reported)

SUN COMMUNITIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-12616	38-2730780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27777 Franklin Rd.
Suite 200
Southfield, Michigan	48034
(Address of Principal Executive Offices)	(Zip Code)

248 208-2500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SUI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

[ ] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01	Entry into a Material Definitive Agreement.

On May 28, 2019, Sun Communities, Inc. (the “Company”) and its operating partnership, Sun Communities Operating Limited Partnership, entered into an underwriting agreement (the “Underwriting Agreement”) with  BofA Securities, Inc. and Citigroup Global Markets Inc., as representatives of the several underwriters named in Schedule II thereto (collectively, the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters an aggregate of 3,250,000 shares (the “Offered Shares”) of the Company's common stock (the “Common Stock”) at a price of $120.9857 per share. The Company also granted the Underwriters a 30-day option to purchase up to 487,500 additional shares of Common Stock (the “Option Shares” and, together with the Offered Shares, the “Shares”), which was exercised in full. The offering closed on May 31, 2019.

The offering and sale of the Shares have been registered under the Securities Act of 1933, as amended, pursuant to the Company's effective shelf registration statement on Form S-3 (Registration No. 333-224179).

A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

Item 8.01	Other Events.

Press Releases

On May 28, 2019, the Company issued a press release announcing the commencement of the offering of the Shares.  A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

On May 29, 2019, the Company issued a press release announcing the pricing of the offering of the Shares.  A copy of the press release is attached as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:
Exhibit No.	Description
1.1	Underwriting Agreement dated May 28, 2019, among Sun Communities, Inc., Sun Communities Operating Limited Partnership, BofA Securities, Inc. and Citigroup Global Markets Inc.
5.1	Opinion of Baker, Donelson, Bearman, Caldwell & Berkowitz, a Professional Corporation
23.1	Consent of Baker, Donelson, Bearman, Caldwell & Berkowitz, a Professional Corporation (included in Exhibit 5.1)
99.1	Press Release dated May 28, 2019
99.2	Press Release dated May 29, 2019

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement dated May 28, 2019, among Sun Communities, Inc., Sun Communities Operating Limited Partnership, BofA Securities, Inc. and Citigroup Global Markets Inc.
5.1	Opinion of Baker, Donelson, Bearman, Caldwell & Berkowitz, a Professional Corporation
23.1	Consent of Baker, Donelson, Bearman, Caldwell & Berkowitz, a Professional Corporation (included in Exhibit 5.1)
99.1	Press Release dated May 28, 2019
99.2	Press Release dated May 29, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN COMMUNITIES, INC.
Dated: May 31, 2019	By:	/s/ Karen J. Dearing
Karen J. Dearing, Executive Vice President, Chief Financial Officer, Secretary and Treasurer